                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BIRMINGHAM STEEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                      THE UNITED COMPANY SHAREHOLDER GROUP
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

UNITED COMPANY SHAREHOLDER GROUP OBTAINS TEMPORARY RESTRAINING ORDER AGAINST BIRMINGHAM STEEL

         Today the United Company Shareholder Group obtained a Temporary Restraining Order ("TRO") against Birmingham Steel Corporation ("BIR") in the Circuit Court of Jefferson County. The TRO requires Birmingham Steel to provide the United Group at least five (5) business days written notice of the terms and conditions of any transaction to be completed prior to BIR's Annual Meeting that seeks to transfer or bind the assets or finances of BIR in order to effectuate the sale of BIR's Memphis or Cleveland SBQ facilities. The TRO is effective for ten (10) days, unless extended, and the Circuit Court is scheduled to hear the United Group's motion for a preliminary injunction related to BIR's SBQ assets on October 22, 1999.

         The Circuit Court has also granted the United Group's Motion for Emergency Discovery whereby the United Group is allowed a one day inspection of BIR's Memphis and Cleveland facilities within the next ten (10) days to assess the value and productivity of such facilities.